EXHIBIT 10.3
BELGIAN FORM
THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES
THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
AWARD AGREEMENT FOR EMPLOYEES
[FORM OF AWARD] AWARDED TO [GRANTEE’S NAME] ON [GRANT DATE]
The Scotts Miracle-Gro Company (“Company”) and its shareholders believe that their business interests are best served by ensuring that you have an opportunity to share in the Company’s business success. To this end, the Company adopted and its shareholders approved The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan (“Plan”) through which key employees, like you, may acquire (or share in the appreciation of) common shares of the Company.
We cannot guarantee that the value of your Award (or the value of the common shares you acquire through an Award) will increase. This is because the value of the Company’s common shares is affected by many factors. However, the Company believes that your efforts contribute to the value of the Company’s common shares and that the Plan (and the Awards made through the Plan) is an appropriate means of sharing with you the value of your contribution to the Company’s business success.
This Award Agreement describes the type of Award that you have been granted and the conditions that must be met before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan and the Plan’s Prospectus, as supplemented, carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and

•	Contact [Contact’s Name at Company], [Contact’s Title] at [Telephone Number] if you have any questions about your Award. Or, you may send a written inquiry to the address shown below:
The Scotts Miracle-Gro Company
Attention: [Contact’s Name at Company]
[Contact’s Title]
14111 Scottslawn Road
Marysville, Ohio 43041
Also, upon receipt of this Award Agreement, you must execute an acknowledgment of receipt in the form as attached hereto (the “Acknowledgment of Receipt” or “Acknowledgment”) and return this Acknowledgment to [Third Party Administrator] at the address listed in the Acknowledgment within [___days following the Grant Date] and decide whether you wish to accept this award of NSOs. If you decide to accept the Award, you must also complete the Acceptance Form attached hereto.
Acceptance of the Award hereunder will only take place by returning this Award Agreement and the Acceptance Form attached hereto, all duly executed by you, to [Third Party Administrator] at the address listed in the Acknowledgment within 60 days following the Grant Date, if you elect to be subject to tax at grant or completely reject the NSOs, or after the 60th day following the Grant Date [but before the ___day following the Grant Date], if you decide to be subject to tax at exercise.

BELGIAN FORM
If you do not return a signed copy of the Acknowledgement within [___days following the Grant Date] to the address shown below and a signed copy of the Award Agreement and the Acceptance Form on or before [___days following the Grant Date], your NSOs will be forfeited and you will not be entitled to receive anything on account of this award of NSOs.

BELGIAN FORM
Description of Your Nonqualified Stock Options
In accordance with the Prospectus dated February 1, 2006 (the “Prospectus”) relating to the Plan, on this ___day of ___, 2006 (the “Grant Date”), you have hereby been awarded Nonqualified Stock Options (the “NSOs”) to purchase [Number of NSOs Granted] common shares of The Scotts Miracle-Gro Company (the “Company”) (the “Award”). Each NSO entitles you to purchase one of the Company’s common shares, but only if
(i) you pay US$[Price] (the “Exercise Price”) for each common share you purchase;
(ii) you exercise the NSOs on or before [Expiration Date] (the “Expiration Date”); and
(iii) you meet the terms and conditions described in this Award Agreement, the Plan, the Prospectus and the Belgian Prospectus Supplement dated                     , 2007 (the “Belgian Prospectus Supplement”).
You also must arrange to pay any taxes due on grant and/or exercise using one of the procedures described later in this Award Agreement. Unless otherwise defined herein, capitalized terms used in this Award Agreement are defined in the Prospectus or the Plan.
Limits on Exercising Your NSOs
Normally, your NSOs will vest (and become exercisable) on [Vesting Date] (the “Vesting Date”) but only if you are actively employed by the Company or any Subsidiary or Affiliate on the Vesting Date and all other conditions described in this Award Agreement, the Plan, the Prospectus and the Belgian Prospectus Supplement are met.
Note: This does not mean that you must exercise your NSOs on the Vesting Date; this is merely the first date that you may do so. However, your NSOs will expire unless they are exercised on or before the Expiration Date or any other date at which your right to the NSOs and/or to exercise the NSOs is forfeited in accordance with the terms and conditions of this Award Agreement, the Plan, the Prospectus or the Belgian Prospectus Supplement.
There are some special situations in which your NSOs may vest earlier. These are described further in this Award Agreement.
At any one time, you may not exercise NSOs to buy less than 100 common shares of the Company (or, if smaller, the number of your outstanding vested NSOs). Also, you may never exercise an NSO to purchase a fractional common share of the Company. NSOs for fractional common shares will always be redeemed for cash. You acknowledge and accept that this may trigger a different Belgian tax and social security treatment than when common shares are issued upon exercising the NSOs and that you have consulted any tax attorneys or accountants you deem advisable thereon and that you are fully informed on such tax and/or social security treatment and you accept all liability with regard to such taxes and/or social security and the payment thereof.
Exercising Your NSOs
After they vest, you may exercise your NSOs by completing an exercise notice in the form as attached to this Award Agreement (the “Exercise Notice”). Additional copies of this Exercise Notice and a description of the procedures that you must follow to exercise your NSOs are available from [Third Party Administrator] at [TPA Telephone Number] or at the address shown in the Acknowledgment of Receipt.

BELGIAN FORM
If you accept this award of NSOs within 60 days following the Grant Date, you must pay the amount of Belgian tax due on the grant of the NSOs, as well as any Belgian social security which may be due thereon, in the month in which the 60th day following the Grant Date falls. If you accept this Award after the 60th day following the Grant Date, you will only be subject to tax and/or social security at exercise. Before choosing the timing of your acceptance, you should read the “Federal Income Tax” section of the Prospectus as well as the Belgian Prospectus Supplement to ensure you understand the U.S. federal and Belgian income tax effect of accepting your NSOs and of the difference in taxation which exists depending on the timing of your acceptance.
Should you wish so, this amount of tax and/or social security can be withheld by the social secretariat of your employer from your salary of the month in which the NSOs become taxable and paid to the Belgian tax authorities. You can elect for the social secretariat of your employer to be instructed to do so in the Acceptance Form attached hereto.
At the time of exercise, you must pay the aggregate exercise price plus taxes, if any. Payment of the aggregate exercise price and any related taxes shall be done by any of the following methods, or a combination thereof, at your election:
[a]	Exercise and Hold: If you elect this alternative, you must pay the full exercise price plus related taxes :
(i)	in cash;

(ii)	in a cash equivalent; or

(iii)	in common shares of the Company having a value equal to the aggregate exercise price and any related taxes and which you have owned for at least six months before the exercise date;
[b]	Cashless Exercise and Sell: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold the common shares underlying those NSOs. When the transaction is complete, you will receive cash (but no common shares of the Company) equal to the difference between the aggregate value of the common shares deemed to have been acquired through the exercise minus the NSOs’ aggregate exercise price and related taxes. You acknowledge and accept that this way of exercising your NSOs may trigger additional Belgian taxes and/or social security and that you have consulted any tax attorneys or accountants you deem advisable thereon and that you are fully informed on such additional taxes and/or social security and you accept all liability with regard to such additional taxes and/or social security and the payment thereof;

[c]	Combination Exercise: If you elect this alternative, you will be deemed to have simultaneously exercised the NSOs and to have sold a number of those common shares with a value equal to the NSOs’ aggregate exercise price and related taxes. When the transaction is complete, the balance of the common shares subject to the NSOs you exercised will be transferred to you. You acknowledge and accept that this way of exercising your NSOs may trigger additional Belgian taxes and/or social security and that you have consulted any tax attorneys or accountants you deem advisable thereon and that you are fully informed on such additional taxes and/or social security and you accept all liability with regard to such additional taxes and/or social security and the payment thereof.

BELGIAN FORM
Any NSO shall only be deemed exercised upon receipt by the Company of a fully completed and executed Exercise Notice together with the aggregate exercise price but only if and when the taxes due at grant and/or exercise have been fully paid. At that time, you will receive one common share of the Company for each NSO exercised. You acknowledge and agree that the Company may refuse to honor the exercise and to deliver common shares of the Company if the exercise price and or any taxes due on the grant and/or exercise of the NSOs have not been paid at the time of exercise.
Before choosing an exercise method, you should read the “Federal Income Tax” section of the Prospectus as well as the Belgian Prospectus Supplement to ensure you understand the U.S. federal and Belgian income tax effect of exercising your NSOs and of the exercise method you choose.
If you do not elect one of these methods, we will apply the Cashless Exercise and Sell method described above.
Tax Treatment of Your NSOs
A limited description of the Belgian and U.S. federal income tax treatment of your NSOs is discussed in the Plan’s Prospectus and the Belgian Prospectus Supplement. This description is given for your information only and can not be relied upon or used in any way against the Company, its Affiliates or Subsidiaries. You understand that you may suffer adverse tax consequences as a result of the grant of the NSOs and your acceptance thereof, as well as of your purchase or disposition of the common shares of the Company. By executing this Award Agreement, you represent that you have consulted with any tax attorneys or accountants you deem advisable in connection with the grant and acceptance of the NSOs as well as with the purchase and disposition of the common shares of the Company and that you are not relying on the Company for tax advice.
*****
General Terms and Conditions
You May Forfeit Your NSOs if Your Employment Ends
Normally, you may exercise your NSOs after they vest and before the Expiration Date. However, your NSOs may be cancelled earlier than the Expiration Date if your employment terminates before [Vesting Date].
[a] If your employment is terminated for “cause” (as defined in the Plan), the NSOs will expire on the date your employment ends; or
[b] If your employment is terminated because of your [i] death or [ii] disability (as defined in the Plan), the NSOs will expire on the earlier of the Expiration Date or 12 months after such termination; or
[c] If your employment is terminated after you have reached either [i] age 55 and completed at least 10 years of employment or [ii] age 62 regardless of your years of service, the NSOs will expire on the earlier of the Expiration Date or 12 months after such termination; or
[d] If your employment is terminated for any reason other than “cause,” death or disability, your NSOs will expire on the earlier of the Expiration Date or 90 days after such termination.
Note that it is your single responsibility to keep track of when your NSOs expire.

BELGIAN FORM
You May Forfeit Your NSOs if You Engage in Conduct That is Harmful to the Company (or any Affiliate or Subsidiary)
You also will forfeit any outstanding NSOs and must return to the Company all common shares and other amounts you have received through the Plan if, without the Company’s consent, you do any of the following within 180 days before and 730 days after terminating employment (as defined in the Plan) with the Company or any Affiliate or Subsidiary:
[a] You serve (or agree to serve) as an officer, Director, consultant or employee of any proprietorship, partnership, corporation or other entity or become the owner of a business or a member of a partnership that competes with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved at any time during the five years prior to termination of your employment or render any service (including, without limitation, advertising or business consulting) to entities that compete with any portion of the Company’s (or any Affiliate’s or Subsidiary’s) business with which you have been involved at any time during the five years prior to termination of your employment;
[b] You refuse or fail to consult with, supply information to or otherwise cooperate with the Company or any Affiliate or Subsidiary after having been requested to do so;
[c] You deliberately engage in any action that the Company concludes has caused substantial harm to the interests of the Company or any Affiliate or Subsidiary;
[d] On your own behalf or on behalf of any other person, partnership, association, corporation or other entity, you solicit or in any manner attempt to influence or induce any employee of the Company or any Affiliate or Subsidiary to leave the Company’s or any Affiliate’s or Subsidiary’s employment or use or disclose to any person, partnership, association, corporation or other entity any information obtained while an employee of the Company or any Affiliate or Subsidiary concerning the names and addresses of the Company’s or any Affiliate’s or Subsidiary’s employees;
[e] You disclose confidential and proprietary information relating to the Company’s or any Affiliate’s or Subsidiary’s business affairs (“Trade Secrets”), including technical information, product information and formulae, processes, business and marketing plans, strategies, customer information and other information concerning the Company’s or any Affiliate’s or Subsidiary’s products, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company or any Affiliate or Subsidiary to be proprietary and confidential and in the nature of Trade Secrets;
[f] You fail to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible property or document and any and all copies, duplicates or reproductions that you have produced or received or have otherwise been submitted to you in the course of your employment with the Company or any Affiliate or Subsidiary; or
[g] You engaged in conduct that the Committee reasonably concludes would have given rise to a termination for “cause” (as defined in the Plan) had it been discovered before you terminated your employment.

BELGIAN FORM
Your NSOs May Vest Earlier Than Described Above.
Normally, your NSOs will vest only in the circumstances described above. However, if there is a “Change in Control” (as defined in the Plan), your NSOs may vest earlier. You should read the Plan, the Prospectus, and the Belgian Prospectus Supplement carefully to ensure that you understand how this may happen.
Amendment/Termination.
The Company may amend or terminate the Plan, the Prospectus and the Belgian Prospectus Supplement at any time.
Rights Before Your NSOs Are Exercised:
You may not vote, or receive any dividends associated with, the common shares underlying your NSOs.
Beneficiary Designation:
You may name a beneficiary or beneficiaries to receive or to exercise any vested NSOs that are unexercised when you decease. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that Form. The Beneficiary Designation Form need not be completed now and is not required as a condition of receiving your NSOs. If you die without completing a Beneficiary Designation Form, or if you do not complete that Form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Transferring Your NSOs:
Normally your NSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NSOs if you die before the Expiration Date of your NSOs. Also, the Committee may allow you to place your NSOs into a trust established for your benefit or for the benefit of your family. Contact [Third Party Administrator] at [TPA Telephone Number] or at the address given in the Ackowledgement if you are interested in doing this.
Governing Law:
This Award Agreement will be construed in accordance with and governed by the laws of the United States of America and of the State of Ohio (other than laws governing conflicts of laws).
Other Agreements:
Your NSOs will be subject to the terms of any other written agreements between you and the Company or any Affiliate or Subsidiary to the extent that those other agreements do not directly conflict with the terms of the Plan, the Plan’s Prospectus, the Belgian Prospectus Supplement or this Award Agreement.
Adjustments to NSOs:
Your NSOs will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your NSOs and the Exercise Price will be adjusted to reflect a stock split).
No Right to Employment:
Your award of NSOs is a voluntary, discretionary bonus being made on a one-time basis and it does not constitute a commitment to make any future awards. This award of NSOs and any payments made

BELGIAN FORM
hereunder will not be considered salary or other compensation for purposes of any severance pay or similar allowance, except as otherwise required by law. Nothing in this Award Agreement will give you any right to continue employment with the Company, Affiliate or any Subsidiary, as the case may be, or interfere in any way with the right of the Company, an Affiliate or a Subsidiary to terminate your employment.
Data Privacy:
Information about you and your participation in the Plan, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any shares of stock or directorships held in the Company, its Affiliates or Subsidiaries, details of all NSOs or other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in your favor, may be collected, recorded, held, used and disclosed for any purpose related to the administration of the Plan. You understand that the Company, its Affiliates and Subsidiaries may transfer such information to any third party administrators, regardless of whether such persons are located within your country of residence, the European Economic Area or in countries outside of the European Economic Area, including the United States of America. You consent to the processing of information relating to you and your participation in the Plan in any one or more of the ways referred to above.
Other Rules:
Your NSOs are also subject to more rules described in the Plan, the Plan’s Prospectus and the Belgian Prospectus Supplement, which are all incorporated herein by reference thereto. You should read all of these documents carefully to ensure you fully understand all the terms and conditions of the grant of NSOs made to you under this Award Agreement.
*****
You may contact [Third Party Administrator] at [TPA Telephone Number] or at the address given below in the Acknowledgement of Receipt if you have any questions about your award of NSOs or this Award Agreement.
Executed in twofold on                     , the Grantee and the Company each acknowledging having received one original copy.

The Scotts Miracle-Gro Company

[NAME OF GRANTEE]	Represented by,

Function,

BELGIAN FORM
Your Acknowledgment of Receipt
     Unless otherwise defined herein, capitalized terms used in this Acknowledgment of Receipt (the “Acknowledgement”) are defined the Award Agreement dated                     , 200___(the “Award Agreement”), the Prospectus dated February 1, 2006, the Belgian Prospectus Supplement dated                     , 200___, and/or the Plan dated                     , 2006.
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus and the Belgian Prospectus Supplement;

•	A copy of the Award Agreement has been made available to me;

•	If I do not return a signed copy of this Acknowledgement within [___days following the Grant Date] to the address shown below and a signed copy of the Award Agreement and the Acceptance Form on or before [___Days Post Grant Date], my NSOs will be forfeited and I will not be entitled to receive anything on account of this award of NSOs.

[Grantee’s Name]	THE SCOTTS MIRACLE-GRO COMPANY

By:	By:

Date signed:	Name:

Title:

Date signed:

A signed copy of this Acknowledgement must be sent to the following address no later than [___days following the Grant Date]:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]
After the executed Acceptance Form, Acknowledgement and Award Agreement have been received, The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee will acknowledge receipt thereof.

BELGIAN FORM
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
ACCEPTANCE FORM
     Unless otherwise defined herein, capitalized terms used in this Acceptance Form are defined in the award agreement dated                     , 200___(the “Award Agreement”), the Prospectus dated February 1, 2006, the Belgian Prospectus Supplement dated ___, 200___, and/or the Plan dated                     , 2006.
     The undersigned,                                          (the “Grantee”), acknowledges having been awarded on                     , 200___,                      NSOs to purchase ___common shares of the Company (the “Award”).
     The Grantee agrees to be bound by the terms and conditions of this Acceptance Form, the Award Agreement, the Plan, the Prospectus and the Belgian Prospectus Supplement, and hereby accepts or rejects the NSOs granted under the Award Agreement, as specifically designated below. The Grantee acknowledges that he or she has been encouraged to discuss this matter with his or her financial or tax advisor and that this acceptance is made knowingly.
     If you elect to accept the NSOs, please sign this Acceptance Form and the Award Agreement and indicate your acceptance below.
     The Grantee hereby accepts (check one ONLY):
☐	the NSOs by , 200___(i.e., within 60 days after the Grant Date) to obtain taxation at grant (if you choose this option, please also check one of the boxes below)
☐	In addition, in order to benefit from the lower valuation rules, I commit not to exercise the NSOs offered to me on or before January 1 of the fourth calendar year following the year in which the Award was made and I acknowledge that if I nevertheless exercise (part or all of) these NSOs before January 1 of the fourth calendar year following the year in which the Award was made and thus break my commitment, my employer will be obliged to report an additional benefit for the year of exercise. I further acknowledge that the fringe benefit will have to be reported in my personal income tax return of the year during which I broke my commitment and that it will be subject to the normal progressive income tax rates.

☐	I do not commit not to exercise the NSOs before January 1 of the fourth calendar year following the year in which the Award was made and am aware that I will therefore be subject to the higher valuation rule of the taxable benefit resulting from such Award.
If you want the social secretariat of your employer to make the necessary withholdings for Belgian tax and/or social security purposes, please indicate so below.
☐	I hereby expressly authorize the social secretariat of my employer to withhold any taxes and/or social security which are due on the 60th day following the Grant Date because of my acceptance herein of the Award and the NSOs from my salary for the month in which this 60th day falls. Such withholding shall be done in accordance with the normal withholding tax schedules and based on the

BELGIAN FORM
information used by my employer to calculate the withholding tax due on my ordinary salary. I will remain liable to pay any additional amount of tax and/or social security due on the Award and the NSOs.

☐	I do not authorize the social secretariat of my employer to withhold any taxes and/or social security which are due on the 60th day following the Grant Date because of my acceptance of the Award and the NSOs from my salary for the month in which this 60th day falls. I therefore remain fully liable to pay any Belgian income taxes and social security which may become due because of my acceptance of the Award and the NSOs.
☐	the NSOs by , 200___(i.e., after 60 days after the Grant Date) to obtain taxation on the difference between the exercise price and the value of the common shares at exercise.
     OR
     If you intend to reject the NSOs, indicate your rejection below.
☐	The Grantee has considered the NSOs, and hereby expressly rejects the NSOs. The Grantee acknowledges that he or she has been encouraged to discuss this matter with his or her financial advisor and that this rejection is made knowingly. The Grantee further acknowledges that he or she, by rejecting the NSOs, will not be entitled to any payment or benefit in lieu of the NSOs.
To the extent that the Grantee accepts the NSOs, by signing below, the Grantee acknowledges and agrees that:
•	he understandsand accepts the conditions placed on his NSOs and understand what he has to do to earn and exercise his NSOs; and

•	he will consent (on his/her own behalf and on behalf of his/her beneficiaries and without any further consideration) to any necessary change to his/her NSOs or the Award Agreement to comply with any law and to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of his/her NSOs and reduce their value or potential value.

[GRANTEE’S NAME]	Date
If you have elected to accept the NSOs within 60 days following the Grant Date in order to benefit from the beneficial tax regime at grant, the completed form duly signed and dated should be returned to the attention of [Third Party Administrator] by the 60th day following the Grant Date.
If you have elected to be taxed at exercise, this form should only be executed and returned to the attention of [Third Party Administrator] at the earliest on the 61st day following the Grant Date but at the latest by the [___day following the Grant Date].

BELGIAN FORM
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
NONQUALIFIED STOCK OPTION EXERCISE NOTICE
AFFECTING NONQUALIFIED STOCK OPTIONS GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
Additional copies of this Nonqualified Stock Option Exercise Notice (and any further information you may need about this Exercise Notice or exercising your NSOs) are available from [Third Party Administrator] at the address given below.
Unless otherwise defined herein, capitalized terms used in this Exercise Notice are defined in the award agreement dated                     , 200___(the “Award Agreement”), the Prospectus dated February 1, 2006, and/or the Plan dated                     , 2006.
By completing this Exercise Notice and returning it to [Third Party Administrator] at the address given below, I elect to exercise the NSOs described below:
NOTE: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NSOs granted under each award agreement (e.g., if you are exercising 200 NSOs granted January 1, 2007 and 100 NSOs granted January 1, 2008 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NSOs being exercised).
AFFECTED NSOs: This exercise relates to the following NSOs (fill in the blanks):
     GRANT DATE:
NUMBER OF NSOs BEING EXERCISED WITH THIS EXERCISE NOTICE:
EXERCISE PRICE: The Exercise Price due is US $
NOTE: This amount must be the product of US $[Exercise Price mentioned in the Award Agreement] multiplied by the number of NSOs being exercised.
PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price and any related taxes by (check one):
                              Cashless Exercise and Sell.
                              Combination Exercise.
                              Exercise and Hold:
                              in cash;
                              in cash equivalent;
                              in common shares of the Company.
NOTE: These methods are further described in the Award Agreement.

BELGIAN FORM
Note:
•	If you select the Exercise and Hold method of exercise, you must also follow the procedures described in the Award Agreement to pay the Exercise Price and the taxes related to this exercise, if any. You should contact [Third Party Administrator] at the address given below to find out the amount of the taxes due, if any.

•	If you select either the Cashless Exercise and Sell or the Combination Exercise methods of paying the Exercise Price, you should contact [Third Party Administrator] at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.
YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE
By signing below, I acknowledge and agree that:
•	I fully understand the effect (including the investment effect) of exercising my NSOs and buying common shares of the Company and understand that there is no guarantee that the value of these common shares will appreciate or will not depreciate;

•	This Exercise Notice will have no effect if it is not returned to [Third Party Administrator] at the address given below before the Expiration Date specified in the Award Agreement under which these NSOs were granted or any other date described in the Award Agreement at which I would forfeit the NSOs and/or the right to exercise them; and

•	The common shares of the Company I am buying by completing and returning this Exercise Notice will be issued to me as soon as administratively practicable.

[Grantee’s Name]

(signature)

Date signed:

A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than on the Expiration Date:
[Third Party Administrator]
Attention: [TPA Contact’s Name]
[Contact’s Address]
[TPA Telephone Number]

BELGIAN FORM
ACKNOWLEDGEMENT OF RECEIPT
A signed copy of this Nonqualified Stock Option Exercise Notice was received on:                                                                                 .
[Grantee’s Name]:
                              Has effectively exercised the NSOs described in this Exercise Notice; or
                              Has not effectively exercised the NSOs described in this Exercise Notice because

     (describe deficiency)
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Keep a copy of this Exercise Notice as part of the Plan’s permanent records.

BELGIAN FORM
Committee’s Acknowledgment of Receipt
A signed copy of this Award Agreement was received on                     .
By:
[Grantee’s Name]
                     Has complied with the conditions imposed on the grant and the Award Agreement remains in effect; or
                     Has not complied with the conditions imposed on the grant and the [Name of Award(s)] are forfeited because .

describe deficiency
The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed Award Agreement to [Grantee’s Name] and keep a copy as part of the Plan’s permanent records.

BELGIAN FORM
THE SCOTTS MIRACLE-GRO COMPANY
2006 LONG-TERM INCENTIVE PLAN
BENEFICIARY DESIGNATION FORM
RELATING TO [FORM OF AWARD] AWARD GRANTED TO
[GRANTEE’S NAME] ON [GRANT DATE]
1.00 Instructions for Completing This Beneficiary Designation Form
You may use this Beneficiary Designation Form to [1] name the person you want to receive any amount due under The Scotts Miracle-Gro Company 2006 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.
There are several things you should know before you complete this Beneficiary Designation Form.
First, if you do not elect a beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.
Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this Beneficiary Designation Form and return it to [Third Party Administrator] at the address given below.
Third, all elections will remain in effect until they are changed (or until all death benefits are paid).
Fourth, if you designate your spouse as your beneficiary but are subsequently divorced from that person (or your marriage is annulled), your beneficiary designation will be revoked automatically.
Fifth, if you have any questions about this Beneficiary Designation Form or if you need additional copies of this Form, please contact [Third Party Administrator] at [TPA Telephone Number] or at the address or number given below.
1.00 Designation of Beneficiary
1.01 Primary Beneficiary:
I designate the following person(s) as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award Agreement described at the top of this Beneficiary Designation Form. This benefit will be paid, in the proportion specified, to:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

BELGIAN FORM

	(Name)	(Relationship)

Address:

1.02 Contingent Beneficiary
       If one or more of my Primary Beneficiaries die before I die, I direct that any amount due after my death under the terms of the Award described at the top of this Beneficiary Designation Form:
                                  Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or
                                  Be distributed among the following Contingent Beneficiaries:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

% to

		(Name)	(Relationship)

Address:

Elections made on this Beneficiary Designation Form will be effective only after this Form is received by [Third Party Administrator] and only if it is fully and properly completed and signed.
[Grantee’s Name]

Date of Birth:

Address:

     Sign and return this Beneficiary Designation Form to [Third Party Administrator] at the address given below.

Date	Signature
Return this signed Beneficiary Designation Form to [Third Party Administrator] at the following address:
[Third Party Administrator]
Attention: [TPA Contact’s Name]

BELGIAN FORM
[Contact’s Address]
[TPA Telephone Number]

Received on:

By: